Exhibit 99.1

     Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

                              ACADIA PARTNERS, L.P.

                              By:  ACADIA FW PARTNERS, L.P.,
                                   General Partner

                                   By:  ACADIA MGP, INC.,
                                        Managing General Partner


                                        By: /s/ J. Taylor Crandall
                                             J. Taylor Crandall,
                                             President


                              ACADIA FW PARTNERS, L.P.

                              By:  ACADIA MGP, INC.,
                                   Managing General Partner


                                   By: /s/ J. Taylor Crandall
                                        J. Taylor Crandall,
                                        President


                              FWHY COINVESTMENTS VIII PARTNERS, L.P.

                              By:  GROUP 31, INC.,
                                   General Partner


                                   By: /s/ J. Taylor Crandall
                                        J. Taylor Crandall,
                                        President


                              PENOBSCOT PARTNERS, L.P.

                              By:  PTJ MERCHANT BANKING PARTNERS, L.P.,
                                   General Partner

                                   By:  PTJ, INC.,
                                        Managing General Partner


                                        By: /s/ J. Taylor Crandall
                                             J. Taylor Crandall,
                                             President


                              PTJ MERCHANT BANKING PARTNERS, L.P.

                              By:  PTJ, INC.,
                                   Managing General Partner


                                   By: /s/ J. Taylor Crandall
                                        J. Taylor Crandall,
                                        President


                              /s/ J. Taylor Crandall
                              J. TAYLOR CRANDALL

                              Individually, and as President of each of Acadia MGP, Inc., Cherwell Investors, Inc., Group 31, Inc., MC Investment Corporation and PTJ, Inc.


                              OHP EQUISTAR PARTNERS, L.P.

                              By:  OAK HILL PARTNERS, INC.,
                                   General Partner


                                   By: /s/ John R. Monsky
                                        John R. Monsky,
                                        Vice President


                              OHP EQUISTAR PARTNERS II, L.P.

                              By:  OAK HILL PARTNERS, INC.,
                                   General Partner


                                   By: /s/ John R. Monsky
                                        John R. Monsky,
                                        Vice President


                              OAK HILL PARTNERS, INC.,


                              By: /s/ John R. Monsky
                                   John R. Monsky,
                                   Vice President